                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                       Date of Report:  December 20, 1995



                               VIVRA INCORPORATED

             (Exact name of registrant as specified in its charter)



    Delaware              1-10261               94-3096645
---------------      ----------------     ---------------------
(State or other      (Commission File       (I.R.S. Employer
jurisdiction of           Number)         Identification Number)
incorporation)


          400 Primrose, #200, Burlingame, CA            94010
       --------------------------------------         ----------
       Address of principal executive offices         (Zip Code)




       Registrant's telephone number, including area code:

                       (415) 348-8200
------------------------------------------------------------------

               Former name if changed since last report:

------------------------------------------------------------------

Item 5.   Other Events.
          ------------

          The Registrant recently completed the acquisition of the Burlington County Dialysis Center and OB-GYN NET, Inc. The Registrant includes herein pro forma financial information giving effect to the Registrant's unrelated acquisitions through December 1, 1995 for the fiscal year ended November 30, 1994 and for the nine months ended August 31, 1995.

          The Registrant includes herewith audited financial statements of a substantial majority of its acquired businesses which have been acquired since the filing by the Registrant of a Form 8-K on August 16, 1995.

Item 7.   Financial Statements and Exhibits.
          ---------------------------------

          (a)  Audited financial statements of acquired businesses.

               (i) Audited financial statements of the Burlington County Dialysis Center, Inc. for the fiscal year ended December 31, 1994.

               (ii) Audited financial statements of OB-GYN NET, Inc. for
                    the fiscal year ended December 31, 1994.

          (b)  Pro forma financial information.

          (c)  Exhibits.

               23.1 Consent of Fisher, Van Sciver & Co.

               23.2 Consent of Herman Moskowitz, C.P.A., P.A.

                                    SIGNATURE
                                    ---------

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

          Dated:  December 20, 1995.

                              VIVRA INCORPORATED


                              By     /s/  LEANNE ZUMWALT
                                 ------------------------------
                                          LeAnne Zumwalt
                                     Vice President - Finance
                                          and Secretary

                        FINANCIAL STATEMENTS AND EXHIBITS
                        ---------------------------------


             Description
             -----------

     (a)  Audited Financial Statements of
          Acquired Businesses.

          (i)   Audited financial statements of
                the Burlington County Dialysis
                Center, Inc. for the fiscal
                year ended December 31, 1994.

          (ii)  Audited financial statements of
                OB-GYN NET, Inc. for the fiscal
                year ended December 31, 1994.

     (b)  Pro Forma Financial Information.

     (c)  Exhibits.

          23.1  Consent of Fisher, Van Sciver &
                Co.

          23.2  Consent of Herman Moskowitz,
                C.P.A., P.A.

                     BURLINGTON COUNTY DIALYSIS CENTER, INC.

                             MT. HOLLY, NEW JERSEY

                              FINANCIAL STATEMENTS

                                DECEMBER 31, 1994






                         FISHER, VAN SCIVER & CO., P.C.

                          CERTIFIED PUBLIC ACCOUNTANTS

                                 COOPER'S CREEK

                                 52 BERLIN ROAD

                          CHERRY HILL, NEW JERSEY 08034

                                    CONTENTS


                                                                            Page
                                                                            ----
Accountants' report                                                            1

Financial statements

     Balance sheet                                                             2

     Statement of operations                                                   3

     Statement of stockholders' equity                                         4

     Statement of cash flows                                                   5

     Notes to financial statements                                           6-8


                            FISHER, VAN SCIVER & CO.
                            PROFESSIONAL CORPORATION
                          CERTIFIED PUBLIC ACCOUNTANTS

     COOPER'S CREEK                                  MAILING ADDRESS:
     52 BERLIN ROAD                                   P.O. BOX 1097
CHERRY HILL, NEW JERSEY  08034                HADDONFIELD, NEW JERSEY 08033
       ----------
(609) 428-9769 - (610) 789-3179
   FAX (609) 428-9482




To The Stockholders
Burlington County Dialysis Center, Inc.
Mt. Holly, New Jersey


     We have audited the accompanying balance sheet of BURLINGTON COUNTY DIALYSIS CENTER, INC. (A NEW JERSEY S CORPORATION) as of December 31, 1994 and the related statements of operations, stockholders' equity and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

     We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Burlington County Dialysis Center, Inc. as of December 31, 1994, and the results of their operations and their cash flows for the year then ended in conformity with generally accepted accounting principles.

     The December 31, 1993 financial statements were compiled by us, and our report thereon, dated February 15, 1994, stated we did not audit or review those financial statements and, accordingly, expressed no opinion or other form of assurance on them.


Cherry Hill, New Jersey
November 8, 1995                                                          1 of 8

                     BURLINGTON COUNTY DIALYSIS CENTER, INC.
                     ---------------------------------------
                                  BALANCE SHEET
                                  -------------
                                DECEMBER 31, 1994
                                -----------------
                                   A S S E T S
                                   -----------

                                                                       1994
                                                                       ----
CURRENT ASSETS
    Cash                                                           $    5,450
    Accounts receivable - net                                       1,220,249
                                                                    ---------
        TOTAL CURRENT ASSETS                                        1,225,699
                                                                    ---------

PROPERTY AND EQUIPMENT
    Equipment                                                         454,170
    Leasehold improvements                                            779,286
                                                                    ---------
                                                                    1,233,456
    Accumulated depreciation                                       (  334,941)
                                                                    ---------
        TOTAL PROPERTY AND EQUIPMENT, NET                             898,515
                                                                    ---------

OTHER ASSETS
    Note receivable - stockholder                                      99,228
    Deposits                                                           33,875
                                                                    ---------
        TOTAL OTHER ASSETS                                             133,103
                                                                    ----------

        TOTAL ASSETS                                               $ 2,257,317
                                                                    ==========

    L I A B I L I T I E S   A N D   S T O C K H O L D E R S   E Q U I T Y
    ---------------------------------------------------------------------

CURRENT LIABILITIES
    Accounts payable                                                $  207,735
    Accrued expenses                                                    40,695
    Current obligations under capital leases                            73,800
    Notes payable - current portion                                    184,236
                                                                     ---------
       TOTAL CURRENT LIABILITIES                                       506,466

LONG - TERM LIABILITIES
    Obligations under capital leases - long-term portion                80,783
    Notes payable - long-term portion                                  602,342
                                                                     ---------
        TOTAL LIABILITIES                                            1,189,591

STOCKHOLDERS' EQUITY
    Common stock - $1 par value
     4,000 shares authorized, 1,300
     shares issued and outstanding                                       1,300
    Additional paid in capital                                         299,000
    Retained earnings                                                  767,526
    Treasury stock (100 shares at par)                              (      100)
                                                                     ---------
          TOTAL STOCKHOLDERS' EQUITY                                 1,067,726
                                                                     ---------

          TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                $2,257,317
                                                                     =========

See accompanying notes to financial statements                            2 of 8

                     BURLINGTON COUNTY DIALYSIS CENTER, INC.
                     ---------------------------------------
                             STATEMENT OF OPERATIONS
                             -----------------------
                     FOR THE YEAR ENDED DECEMBER 31, 1994
                     ------------------------------------

                                                         1994
                                                         ----
REVENUES:
  Net patient service revenue                         $5,961,618
  Other                                                    6,134
                                                       ---------

     Total revenue                                     5,967,752

COSTS AND EXPENSES:
  Professional care of patients                        3,008,053
  General and administrative                           1,214,276
  Provision for uncollectible amounts                    700,996
  Depreciation and amortization                          109,718
  Interest                                                65,971
                                                       ---------

     Total costs and expenses                          5,099,014
                                                       ---------

INCOME FROM OPERATIONS                                   868,738

INTEREST INCOME                                            8,946
                                                       ---------

INCOME BEFORE INCOME TAXES                               877,684

INCOME TAXES                                              87,479
                                                       ---------

NET INCOME                                            $  790,205
                                                       =========





See accompanying notes to financial statements                            3 of 8

                     BURLINGTON COUNTY DIALYSIS CENTER, INC.
                     ---------------------------------------
                        STATEMENT OF STOCKHOLDERS' EQUITY
                     ---------------------------------------


                                        ADDITIONAL
                                COMMON   PAID IN    RETAINED   TREASURY
                                 STOCK   CAPITAL    EARNINGS    STOCK        TOTAL
                                ------  ----------  --------   --------      -----

BALANCE AT JANUARY 1, 1994      $1,200   $179,100   $337,321     ($100)    $517,521

   Dividends paid                                   (360,000)              (360,000)

   Issuance of 100 shares          100    119,900                           120,000

   Net income                                        790,205                790,205
                                ------  ----------  --------   --------   ---------

BALANCE AT DECEMBER 31, 1994    $1,300    $299,000  $767,526     ($100)  $1,067,726


See accompanying notes to financial statements                            4 of 8

                     BURLINGTON COUNTY DIALYSIS CENTER, INC.
                     ---------------------------------------
                             STATEMENT OF CASH FLOWS
                             -----------------------
                      FOR THE YEAR ENDED DECEMBER 31, 1994
                      ------------------------------------

                                                             1994
                                                             ----

CASH FLOWS FROM OPERATING ACTIVITIES
 Net Income                                              $    790,205

 ADJUSTMENTS TO RECONCILE NET INCOME TO NET CASH
    PROVIDED BY OPERATING ACTIVITIES:
    Depreciation and amortization                             109,718
    Increase in accounts receivable                          (325,922)
    Increase in accounts payable                                2,911
    Decrease in accrued expenses                             ( 20,731)
    Increase in notes receivable                             ( 99,228)
    Decrease in income tax payable                           ( 75,000)
                                                            ---------

         TOTAL ADJUSTMENTS                                   (408,252)
                                                            ---------

         NET CASH PROVIDED BY OPERATING ACTIVITIES            381,953
                                                            ---------

CASH FLOWS FROM INVESTING ACTIVITIES
   Capital expenditures                                      (712,814)
                                                            ----------

        NET CASH USED IN INVESTING ACTIVITIES                (712,814)
                                                            ----------

CASH FLOWS FROM FINANCING ACTIVITIES

    Net borrowings from capital lease obligations             154,583
    Net borrowings from notes payable                         380,878
    Dividends paid                                           (360,000)
    Issuance of capital stock                                 120,000
                                                            ---------

        NET CASH PROVIDED BY FINANCING ACTIVITIES             295,461
                                                            ---------

NET DECREASE IN CASH                                         ( 35,400)

CASH AT BEGINNING OF YEAR                                      40,850
                                                            ---------

CASH AT END OF YEAR                                         $   5,450
                                                            =========

     SUPPLEMENTAL SCHEDULE OF DISCLOSURES OF CASH FLOW INFORMATION
     -------------------------------------------------------------


CASH PAID DURING THE YEAR FOR:
  Interest                                                  $  65,971
  State corporate income taxes                              $ 162,479



See accompanying notes to financial statements                            5 of 8

                     BURLINGTON COUNTY DIALYSIS CENTER, INC.
                     ---------------------------------------
                          NOTES TO FINANCIAL STATEMENTS
                          -----------------------------
                               DECEMBER 31, 1994
                               -----------------

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
---------------------------------------------------

    This summary of significant accounting policies of Burlington County Dialysis Center, Inc. (the Company) is presented to assist in understanding the Company's financial statements. The financial statements and notes are representations of the Company's management, which is responsible for their integrity and objectivity. These accounting policies conform to generally accepted accounting principles and have been consistently applied in the preparation of the financial statements and supplementary schedule.

     BUSINESS ACTIVITY
     -----------------

     The Company was incorporated in the State of New Jersey on February 19, 1988. The Company operates two out-patient dialysis centers in New Jersey, providing hemodialysis and ambulatory peritoneal dialysis for patients with kidney disease.

     METHOD OF ACCOUNTING
     --------------------

     These financial statements are prepared using the accrual method of accounting. That is, income is recorded when earned and expenses are recorded when incurred.

     PROPERTY AND EQUIPMENT
     ----------------------

     Property and equipment are carried at cost. Depreciation of property and equipment is made using modified accelerated cost recovery systems.
Expenditures for major renewals and betterments that extend the useful lives of property and equipment are capitalized. Expenditures for maintenance and repairs are charged to expense as incurred. Leasehold improvements are amortized over the term of the lease. Leased equipment, consisting primarily of dialysis and related equipment, is stated at the lesser of the fair market value of the leased property or the present value of the minimum lease payments, less accumulated depreciation. Included in equipment are the following assets held under capital leases:

                                                               1994
                                                               ----
    Equipment under capital lease                          $  182,763
    Less accumulated depreciation                            ( 36,553
                                                              -------
    Assets under capital lease                             $  146,210

    Capital lease obligations are summarized as follows:

                                                               1994
                                                               ----
    Leases of equipment                                    $  154,583
    Less current portions                                    ( 73,800)
                                                              -------
    Obligations under capital leases
     included in long-term debt                            $   80,783
                                                              =======

    These long-term obligations will be paid as follows:
                                                    1996   $   73,800
                                                    1997        6,983
                                                              -------
                                                           $   80,783
                                                              =======

                                                                          6 of 8

                     BURLINGTON COUNTY DIALYSIS CENTER, INC.
                     ---------------------------------------
                          NOTES TO FINANCIAL STATEMENTS
                          -----------------------------
                               DECEMBER 31, 1994
                               -----------------


NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
---------------------------------------------------------------

    NET PATIENT SERVICE REVENUE
    ---------------------------

    Net patient service revenue is reported using the accrual basis of accounting at the estimated net realizable amounts from patients, third party payers and others for services rendered. Approximately 80% of net patient service revenues have been earned under the terms of the Medicare Prospective Payment System. Remaining net revenues are reimbursable by commercial payers, Medicaid, and other third-party payers.

    INCOME TAXES
    ------------

    The Company, with the consent of its stockholders, has elected to have their income taxed under Section 1362 of the Internal Revenue Code provisions. Under those provisions, the Company does not pay federal corporate income taxes on its taxable income. Instead, the stockholders are liable for individual federal income taxes on their respective shares of the Company's taxable income. The income tax for December 31, 1994 of $87,479 is for New Jersey Corporate Business Tax. Effective January 1, 1995 the Company has elected S corporation status with the State of New Jersey, accordingly, the Company will pay New Jersey corporate taxes at the rate of approximately 2%.

    ACCOUNTS RECEIVABLE
    -------------------


                                              1994
                                              ----

    Accounts receivable                 $ 1,433,883
    Contract adjustment                  (  182,890)
    Allowance for bad debts              (   30,744)
                                          ---------

    Accounts Receivable, net            $ 1,220,249
                                         ==========

    The accounts receivable are recorded at the gross fee. An allowance is made for anticipated bad debts and the fees that will not be paid by Medicare. The portion of the fees that are not allowed by Medicare are recorded as a contract adjustment. The total contract adjustment and bad debt allowance for December 31, 1994 was $700,796.

    VALUATION AND QUALIFYING ACCOUNTS
    ---------------------------------

    The following is an analysis of the allowance for doubtful accounts and contract adjustments:

    Beginning balance, January 1, 1994          $  718,348
    Charged to costs and expenses                  700,996
    Accounts written off, net of recoveries     (1,205,710)
                                                 ---------
    Ending balance, December 31, 1994           $  213,634
                                                 =========


                                                                          7 of 8

                     BURLINGTON COUNTY DIALYSIS CENTER, INC.
                     ---------------------------------------
                          NOTES TO FINANCIAL STATEMENTS
                          -----------------------------
                               DECEMBER 31, 1994
                               -----------------

NOTE 2 - NOTE RECEIVABLE - STOCKHOLDER
--------------------------------------

    The Company sold 100 shares of it's stock during 1994 for $120,000. This amount is to be paid over 60 months together with interest at seven (7%) percent per annum. The monthly payment is $2,376.

NOTE 3 - NOTES PAYABLE - STOCKHOLDERS
-------------------------------------

    The note payable to the stockholders is being amortized ratably at $15,353 per month plus interest. The interest rate is 1/2% above the prime rate established by Bank of Mid-Jersey.

NOTE 4 - LEASE OBLIGATIONS AND RELATED PARTY TRANSACTION
--------------------------------------------------------

        The Company leases its office space from Wakefield Associates ( a related party) expiring September 30, 2000 and October 31, 2003. Two of the shareholders in Burlington County Dialysis Center, Inc are partners in Wakefield Associates. Rent expense for the year ended December 31, 1994 was $165,468.
The Company has entered into a lease for an additional facility in Delran, New Jersey. This lease will be for $114,396 per year.

        The Company entered into a lease for a computer from an unrelated lessor. The lease term is five years and is accounted for as an operating lease.

NOTE 5 - COMMITMENTS AND CONTINGENCIES
--------------------------------------

        The Company has pledged its medical equipment, furniture and fixtures and computer equipment as collateral for a loan made between the stockholders of the Company and Bank of Mid-Jersey.

        The balance of this loan at December 31, 1994 was $786,578. The interest rate is 1/2% above the bank's prime rate.

NOTE 6 - MALPRACTICE INSURANCE
------------------------------

        The Company's practicing physicians/board members carry occurrence basis malpractice insurance which provides coverage for all malpractice claims arising in Burlington County Dialysis Center, Inc. This coverage is limited to $3,000,000 per incident and $3,000,000 in the aggregate.

NOTE 7 - SUBSEQUENT EVENT
-------------------------

        In a sale and purchase of assets agreement effective October 1, 1995, the stockholders agreed to sell certain assets, excluding accounts and notes receivable and cash on hand and bank accounts, to Community Dialysis Centers, Inc. ("CDC"), name subsequently changed to Vivra Renal Care. Vivra Renal Care will assume certain contracts in place and only the obligations under the facilities leases. The sale price was $10,000,000, consisting of $9,500,000 in cash and a promissory note in the amount of $500,000, plus a stock appreciation bonus in the amount of $70,000 cash. The cash is being held in escrow until January 2, 1996.
                                                                          8 of 8

                                      OB-GYN NET, INC.

                                    FINANCIAL STATEMENTS

                                      DECEMBER 31, 1994



                                     TABLE OF CONTENTS





INDEPENDENT AUDITORS' REPORT                                                   1

BALANCE SHEET                                                                  2

STATEMENT OF OPERATIONS AND RETAINED EARNINGS                                  3

STATEMENT OF CASH FLOWS                                                        4

NOTES TO FINANCIAL STATEMENTS                                                5-6

HERMAN MOSKOWITZ, C.P.A., P.A.
--------------------------------------------------------------------------------
CERTIFIED PUBLIC ACCOUNTANT                                  450 NORTH PARK ROAD
                                                                       SUITE 710
                                                             HOLLYWOOD, FL 33021
                                                                TEL 305-983-6500
                                                                FAX 305-983-6155


                          INDEPENDENT AUDITORS' REPORT
                          ----------------------------


To the Stockholders
OB-GYN NET, INC.

We have audited the accompanying balance sheet of OB-GYN NET, Inc. as of December 31, 1994 and the related statements of operations and retained earnings and cash flows for the year then ended. These financial statements are the responsibility of the Company s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of OB-GYN NET, INC. as of December 31, 1994, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.



Herman Moskowitz, C.P.A. , P.A.
November 28, 1995

                                OB-GYN NET, INC.

                                  BALANCE SHEET

                                DECEMBER 31, 1994



                                     ASSETS


CURRENT ASSETS

  Cash and Equivalents                              $  598,964
                                                     ---------

OTHER ASSETS
  Investment in Municipal Bonds                        100,000
  Organizational Costs, Less
  Accumulated Amortization of
  $1,405                                                 2,811
                                                     ---------
                                                       102,811
                                                     ---------
                                                    $  701,775
                                                     =========


                    LIABILITIES AND STOCKHOLDER'S EQUITY


CURRENT LIABILITIES
  Accounts Payable                                   $  695,812
  Due To Stockholder                                      4,216
                                                      ---------

    TOTAL CURRENT LIABILITIES                           700,028
                                                      ---------

STOCKHOLDER'S EQUITY
  Common Stock, $1 Par Value,
  10,000 Shares Authorized;
  100 Shares Issued and
  Outstanding                                               100
  Additional Paid - In Capital                              400
  Retained Earnings                                       1,247
                                                      ---------

 TOTAL STOCKHOLDER'S EQUITY                               1,747
                                                      ---------

                                                      $ 701,775
                                                      =========


    The accompanying notes are an integral part of the financial statements.

                                OB-GYN NET, INC.

                  STATEMENT OF OPERATIONS AND RETAINED EARNINGS

                          YEAR ENDED DECEMBER 31, 1994





REVENUES
   Fee Income                          $ 5,424,169
   Interest and Dividend Income             24,349
                                        ----------
                                         5,448,518

DIRECT EXPENSES - PHYSICIANS FEES        4,879,286
                                        ----------

GROSS PROFIT                               569,232
                                        ----------

GENERAL AND ADMINISTRATIVE EXPENSES
   Billing Expenses                        151,998
   Consulting Fees                          94,417
   Legal and Accounting Fees                 7,122
   Public Relations and Advertising          2,622
   Office Expense                            1,631
   Amortization                                843
                                        ----------
                                           258,633
                                        ----------

NET INCOME                                 310,599

DEFICIT - BEGINNING                           (562)

CASH DIVIDENDS DECLARED AND PAID          (308,790)
                                        ----------

RETAINED EARNINGS - ENDING              $    1,247
                                        ==========


     The accompanying notes are an integral part of the financial statements

                                OB-GYN NET, INC.

                             STATEMENT OF CASH FLOWS

                          YEAR ENDED DECEMBER 31, 1994




CASH FLOWS FROM OPERATING ACTIVITIES
   Net Income                                 $   310,599
   Adjustments to Reconcile Net
     Income to Net Cash Provided
     by Operating Activities:
     Amortization                                     843
     Changes in Assets and
     Liabilities:
     Decrease in Common Stock
     Subscription Receivable                          500
     Increase in Accounts Payable                 695,812
                                              -----------

   NET CASH PROVIDED BY
   OPERATING ACTIVITIES                         1,007,754
                                              -----------

CASH FLOWS FROM INVESTING ACTIVITIES
   Purchase of Municipal Bonds                   (100,000)
                                              -----------

CASH FLOWS FROM FINANCING ACTIVITIES
   Cash Dividends Declared and Paid              (308,790)
                                              -----------

INCREASE IN CASH AND EQUIVALENTS                  598,964

CASH AND EQUIVALENTS - BEGINNING OF YEAR                0
                                              -----------
CASH AND EQUIVALENTS - END OF YEAR            $   598,964
                                              ===========

    The accompanying notes are an integral part of the financial statements.

                                OB-GYN NET, INC.
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 1994

NOTE 1 - Summary of Significant Accounting Policies

BUSINESS
--------

OB-GYN NET, INC. (the Company) provides gynecological services through a network of physicians in the South Florida area. The Company was incorporated in April 1993 and commenced operations in January 1994.

REVENUES AND DIRECT EXPENSES
----------------------------

Fee income is earned based on capitation rates as negotiated between the various insurance providers for patients enrolled in the provider s insurance programs.

Physicians fees are incurred when services are rendered. The fees are based on a modified relative-value point schedule for all physicians within the network.

CASH AND EQUIVALENTS
--------------------

The Company considers all highly liquid investments with a maturity of three months or less to be cash equivalents.

ORGANIZATIONAL COSTS
--------------------

Organizational Costs are stated at cost and are amortized on a straight line basis over five years.

INCOME TAXES
------------

The Company has elected in 1993 to be taxed under the provisions of Subchapter "S" of the Internal Revenue Code. Under those provisions, the Company does not pay Federal corporate income taxes on its taxable income. Instead the stockholders are liable for Federal income taxes on their proportionate shares of the Company s taxable income. Therefore, no provision or liability for Federal income taxes has been included in these financial statements.

NOTE 2 - CONCENTRATION OF CREDIT RISKS

Cash balances maintained at the financial institution where the Company maintains an account are insured by the Federal Deposit Insurance Corporation up to $100,000. At December 31, 1994 the Company s uninsured cash balance is approximately $886,000.

                                OB-GYN NET, INC.

                          NOTES TO FINANCIAL STATEMENTS

                                DECEMBER 31, 1994


NOTE 3 - INVESTMENT IN MUNICIPAL BONDS

The investment is stated at cost, which approximates the market value. The bonds bear interest at 4.1 percent and mature in August 2019.

NOTE 4 - DUE TO STOCKHOLDER

Due to stockholder represents unsecured, non-interest bearing advances due to one of the stockholders, payable on demand.

NOTE 5 - OTHER RELATED PARTY TRANSACTIONS

For the year ended December 31, 1994, the Company incurred $48,923 in physicians fees to a medical practice owned by the stockholders.

NOTE 6 - LITIGATION

The Company is involved in routine litigation incident to its business. In the opinion of management, none of these proceedings will have a material adverse effect on the Company s financial position.

NOTE 7 - SUBSEQUENT EVENT

In September 1995, the Company entered into an agreement with Vivra
Incorporated (a publicly held corporation), for the sale of substantially all of the assets of the Company for a price of six million in cash plus assumption of all obligations of the Company.

                                   VIVRA Inc.
                         Pro-Forma Financial Information
                                 (In thousands)


                      For the Year Ended November 30, 1994
                      ------------------------------------


                                      Actual         As Adjusted(1)
                                      ------         -----------

Revenues, net                        $286,519          $337,119
Costs and expenses                    236,109           282,542
                                     --------          --------
Pre-tax Income                         50,410            54,577
Income Taxes(2)                        20,668            22,376
                                     --------          --------
After-tax                              29,742            32,201
Gain on Disc. Ops.                        697               697
                                     --------          --------
Net Earnings                         $ 30,439          $ 32,898
                                     --------          --------
Earnings per share                      $1.45              $1.52



                    For the Nine Months Ended August 31, 1995
                    -----------------------------------------


Revenues, net                        $265,708          $280,120
Costs and expenses                    218,480           231,896
                                     --------          --------
Pre-tax Income                         47,228            48,224
Income Taxes(3)                        18,431            18,829
                                     --------          --------
Net Earnings                         $ 28,797          $ 29,395
                                     --------          --------
Earnings per share                      $1.25             $1.28




--------------------
     (1) Adjusted to give effect to a number of unrelated acquisitions by the Registrant and its subsidiaries, none of which was individually material.

     (2)  Assumes a tax rate of 41.00%.

     (3)  Assumes a tax rate of 40.00%.